Exhibit 10.18

AMENDMENT TO SECURED CONVERTIBLE DEBENTURE

THIS AMENDMENT (the “Amendment”) is made as of January 7, 2004, by and among AEROGEN, INC., a Delaware corporation (the “Borrower”), and SF CAPITAL PARTNERS, LTD., or its registered assigns (the “Holder”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Debenture (as defined below).

WHEREAS, the Borrower issued a Secured Convertible Debenture dated September 9, 2003 and initially due December 31, 2003 (the “Debenture”) to the Holder pursuant to that certain Loan and Securities Purchase Agreement, dated as of September 9, 2003 (the “Purchase Agreement”);

WHEREAS, the Borrower and the Holder desire to amend the Debenture to extend the maturity date to January 15, 2004;

NOW, THEREFORE, the Borrower and the Holder agree that the Debenture and the Purchase Agreement are amended as follows:

1.                                      The Maturity Date of the Debenture is amended from December 31, 2003 to January 15, 2004.

2.                                      The reference to December 31, 2003 in the definition of Debenture in Section 1.1 of the Purchase Agreement shall now be January 15, 2004.

3.                                      Holder waives any default or breach by Borrower of the Debenture, Purchase Agreement or related agreements for failure to repay the Debenture prior to this Amendment.

4.                                      Interest on the Debenture will continue to accrue through January 15, 2004.

5.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

BORROWER:		HOLDER:

AEROGEN, INC.		SF CAPITAL PARTNERS, LTD.

By:	/s/ Jane Shaw	By:	/s/ Brian Davidson
	Jane Shaw		Brian Davidson
	Chief Executive Officer		Authorized Signatory